Supplement to

CALVERT ULTRA-SHORT INCOME FUND

Calvert Income Funds Prospectus

(Class A, B, C, O and Y)

dated January 31, 2013

Date of Supplement: September 23, 2013

As currently disclosed in the statutory prospectus, Calvert Investment Distributors, Inc. (“CID”) may pay broker/dealers a finder’s fee on Class A shares purchased at net asset value (“NAV”) for Calvert Ultra-Short Income Fund (the “Fund”) in accounts with $250,000 or more.

Effective September 23, 2013, the finder’s fee for purchases of Class A shares at NAV for the Fund is 0.15% of the purchase amount on the first $50 million, 0.125% over $50 million up to $100 million, and 0.075% over $100 million.

In addition, purchases of Class A shares of the Fund at NAV for accounts with $250,000 or more on which a finder’s fee has been paid by CID are subject to a 12-month contingent deferred sales charge (“CDSC”) of 0.15%.

Accordingly, effective September 23, 2013, all references in the statutory prospectus to the finder’s fee and related CDSC for the Fund are hereby revised to reflect these changes.